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                                                                    EXHIBIT 99.2

                              CONSULTING AGREEMENT

            This Consulting Agreement (this "Agreement") is entered into by and between MARSH SUPERMARKETS, INC. (the "Company") and DOUGLAS W. DOUGHERTY ("Consultant").

                                    RECITALS

            A. Consultant is a former employee and officer of the Company and possesses extensive knowledge and experience concerning the Company's business.

            B. The Company desires to retain Consultant to render certain consulting services under the terms and conditions of this Agreement.

            C. Consultant agrees to perform certain consulting services for the Company under the terms and conditions of this Agreement.

                                    AGREEMENT

            In consideration of the covenants and promises herein provided, the actions taken pursuant thereto, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Consultant agree as follows:

            1. TERM OF AGREEMENT. The term of this Agreement shall be for a period of twenty-four (24) months commencing effective as of June 1, 2005 and ending May 31, 2007, subject, however, to prior termination as provided in
Section 2 of this Agreement.

            2. TERMINATION. Notwithstanding any other provision of this Agreement, either party shall have the right to terminate this Agreement immediately in the event the other party materially breaches any of its obligations under this Agreement, provided such breach, if curable, is not cured within ten (10) business days after the non-breaching party provides written notice of such breach to the breaching party. Notwithstanding any other provision of this Agreement, this Agreement shall terminate immediately upon the death of Consultant.

            3. SERVICES. Consultant will provide financial analysis and general business consulting services as requested by the Company's CEO or his designee during the term of this Agreement which may include, without limitation, assisting on the transition of certain work responsibilities that Consultant previously managed as an employee and officer of the Company, performing financial and other strategic projects, and analyzing new business opportunities. As approved by the Company's CEO or his designee and as appropriate in light of the requested services, the Company shall make certain of its employees available to assist Consultant in performing such services. Consultant will perform the consulting services for the Company on an "as needed" basis during the term of this Agreement, and Consultant will make himself reasonably available during the term of this Agreement to meet with authorized representatives of the Company at mutually convenient times as requested by the Company's CEO or his designee for the purposes of, among other things, providing information and assistance on

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transition issues and reporting on the status of Consultant's consulting activities for the Company; provided, however, Consultant will not be obligated to spend more than forty (40) hours rendering consulting services to the Company in any given month during the term of this Agreement. Nothing in this Agreement shall preclude Consultant from performing services for others, either as an employee or an independent contractor, so long as those other services do not interfere with his performance of requested services under this Agreement or violate Section 12 or other provisions of this Agreement.

            4. BEST EFFORTS; DISCRETION. Consultant agrees to use Consultant's best efforts in providing services under this Agreement. Except as provided in this Agreement, Consultant will have sole discretion and responsibility for the selection of procedures, processes, materials, working hours, locations, and other incidents of performance of services under this Agreement.

            5. COMPLIANCE WITH LAWS. Consultant agrees, and will ensure, that Consultant's performance of services under this Agreement will comply with all legal requirements of any kind, including, but not limited to, compliance with all applicable laws and regulations.

            6. NON-EXCLUSIVE. Except for the obligations and restrictions expressly contained in this Agreement, nothing contained herein shall prohibit Consultant from performing consulting services or services as an employee for other persons or entities during the term of this Agreement.

            7. COMPENSATION. The Company will compensate Consultant on a monthly fee basis at the rate of Fifteen Thousand Nine Hundred Twenty Dollars ($15,920) per month (the "Monthly Fee"). The Monthly Fee for each month during the consulting engagement shall be payable within five (5) days after the end of that month. Consultant, however, hereby waives his right to the first six Monthly Fee payments in exchange for payment of the same monthly amount on the 15th day of each month from June through November, 2005. If this Agreement is terminated during the course of a month, Consultant will be compensated for such month on a prorated basis calculated by multiplying the Monthly Fee times a fraction the numerator of which is the number of days elapsed in the month at the time of termination and the denominator of which is the total number of days in the month of termination.

            8. EXPENSES. The Company will reimburse Consultant for all necessary and reasonable direct business and travel expenses incurred by Consultant in rendering consulting services to the Company, provided such business and travel expenses are approved in advance by the Company's CEO or his designee. Prior to such reimbursement, Consultant shall provide the Company with sufficient documentation of such expenditures to satisfy the Company's expense reimbursement guidelines and any requirements of the Internal Revenue Code and related regulations.

            9. RELATIONSHIP OF PARTIES. The parties acknowledge and agree that all of the services to be provided by Consultant under this Agreement will be performed by Consultant as an independent contractor, and not as an employee, agent, partner, or joint venturer of Company. Consultant does not have, nor will Consultant hold himself out as having, any right,

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power or authority to create any contract or obligation, expressed or implied, on behalf of, in the name of, or binding on the Company unless the Company's CEO or his designee shall consent thereto in writing. Consultant acknowledges and agrees that Consultant is not eligible to participate in any employee benefit plans or programs of the Company by virtue of this Agreement or the provision of the services contemplated by this Agreement.

            10. TAXES. The parties acknowledge and agree that Consultant will be solely and completely responsible for any and all taxes due and owing to any governmental entity or agency (federal, state and/or local) on any monies or compensation received by Consultant from the Company under this Agreement. Consultant agrees to timely pay all taxes arising from Consultant's receipt of compensation under this Agreement, including, but not limited to, any self-employment taxes.

            11. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Consultant acknowledges that during the course of this Agreement Consultant will be creating, making use of, acquiring, and/or adding to "Confidential Information" relating to the business and affairs of the Company, its subsidiaries and its affiliates. For purposes of this Agreement, the term "Confidential Information" means any and all of the Company's or its subsidiaries' or affiliates' trade secrets, confidential and proprietary information and all other non-public information and data of the Company or its subsidiaries or affiliates, including, without limitation, confidential business methods and procedures, marketing data, research and development information, pricing data, cost data, marketing plans, sales information, business plans, financial data, contractual information, personnel information, and information about prospective business ventures, whether or not reduced to writing or other tangible medium of expression, including work product created by Consultant in rendering consulting services for the Company. Consultant agrees that the Confidential Information will be received by him in confidence and that he will take all reasonable precautions to protect the secrecy of the Confidential Information. During the term of this Agreement and thereafter, Consultant will not use or disclose to any person or entity any of the Confidential Information, except as authorized in writing by the Company. Consultant agrees that the Company owns the Confidential Information and Consultant has no rights, title or interest in or to any of the Confidential Information. At the Company's request or upon termination of this Agreement, Consultant will immediately deliver to the Company any and all materials (including copies and electronically stored data) containing any Confidential Information in Consultant's possession, custody or control, and, at the Company's request, Consultant shall certify, under oath and in writing, to the Company that he has delivered all such Confidential Information to the Company. Consultant acknowledges and agrees that his non-disclosure obligations shall survive the termination of this Agreement for any reason. Consultant's non-disclosure obligations shall continue as long as the Confidential Information remains confidential and shall not apply to any information which becomes generally publicly available through no fault or action of Consultant.

            12. RESTRICTIVE COVENANTS. The Company and Consultant acknowledge and agree that Consultant, by virtue of his past employment with the Company, possesses knowledge of substantial trade secrets and Confidential Information of the Company and that in the course of Consultant's rendering consulting services for the Company, Consultant will have access to and will become knowledgeable of the continuing affairs of the Company, its trade secrets and its Confidential Information. In recognition of the foregoing, and as an inducement for the

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Company to engage Consultant pursuant to this Agreement, Consultant agrees and covenants that he will comply with the following covenants:

            a. During the term of this Agreement, Consultant will not (whether as an employee, officer, director, consultant, owner, partner, principal or advisor) engage in, or provide services or assistance to, any Competitive Business; provided, however, that nothing in this Section 12 shall preclude the Consultant from selling digital signage to a Competitive Business, providing consulting service related to digital signage to a Competitive Business, or providing services to a business that produces, distributes, or delivers products to a Competitive Business. For purposes of this Agreement, the term "Competitive Business" means any business that operates, or is developing and/or implementing plans to open and operate, one or more grocery stores and/or convenience stores and/or floral stores anywhere within the Restricted Geographic Area. For purposes of this Agreement, the term "Restricted Geographic Area" means the following states: Indiana; Illinois; Kentucky; and Ohio. The foregoing restriction shall not prohibit Consultant from owning passive investments in any entity whose shares are publicly traded.

            b. During the term of this Agreement, Consultant will not solicit, recruit, hire, employ, attempt to hire or employ, or assist any person or entity in the recruitment or hiring of, any person who is an employee of the Company or its subsidiaries or affiliates, or urge, influence, induce or seek to induce any employee of the Company or its subsidiaries or affiliates to terminate his or her relationship with the Company or its subsidiaries or affiliates, respectively.

            c. During the term of this Agreement, Consultant will not urge, induce or attempt to induce any of the Company's or its subsidiaries' or affiliates' independent contractors, subcontractors, distributors, consultants, vendors or suppliers to terminate their relationship with, or representation of, the Company or its subsidiaries or affiliates, respectively, or to cancel, withdraw, reduce, limit or in any manner modify any such person's or entity's business with, or representation of, the Company or its subsidiaries or affiliates.

            d. Consultant acknowledges and agrees that the covenants contained in this Section 13 prohibit Consultant from engaging in certain activities on Consultant's own behalf or on behalf of or in conjunction with any other person or entity, regardless of the capacity in which Consultant is acting and regardless whether the Consultant is acting directly or indirectly.

            e. Although Consultant and the Company consider the restrictions contained in this Section 13 of this Agreement to be reasonable, Consultant and the Company agree and acknowledge that: (i) if any covenant, subsection, provision or portion of Section 13 is determined to be unenforceable or invalid for any reason, such unenforceability or invalidity shall not affect the enforceability or validity of the remainder of the Agreement; and (ii) if any particular covenant, subsection provision or portion of this Section 13 is determined to be unreasonable or unenforceable for any reason, including, without limitation the time period, geographic area and/or scope of activity covered by

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      any restrictive covenant, such covenant, subsection, provision or portion shall automatically be deemed reformed such that the contested covenant, subsection, provision or portion shall have the closest effect permitted by applicable law to the original form and shall be given effect and enforced as so reformed to whatever extent would be reasonable and enforceable under applicable law.

            13. WORKS OF AUTHORSHIP. As used in this Agreement, "Works" means all works of authorship fixed in a tangible medium of expression by Consultant which are made during the term of this Agreement and which are made by Consultant in the course of rendering services to the Company or which result from Consultant's rendering services to the Company, including, but not limited to, flow charts, computer programs, computer source codes and object codes, notes, drawings, memoranda, correspondence, documents, records and notebooks. All Works created by Consultant are and will remain exclusively the property of the Company. Each such Work is a "work made for hire," and the Company may file applications to register copyright as author thereof. To the extent such Work cannot be a "work made for hire" under the U.S. Copyright Act, all right, title and interest in any such Work shall be and hereby is assigned and transferred to the Company. Consultant will do whatever reasonable acts the Company requests to secure or aid in securing copyright protection and will assist the Company or its nominees in filing applications to register claims or copyright in such Works, at the Company's expense. Except in connection with rendering services to the Company, Consultant will not reproduce, distribute, display publicly or perform publicly, alone or in connection with any data processing system, any Works of the Company without written permission from the Company's CEO or his designee to do so. Upon the Company's request or upon termination of this Agreement, Consultant will immediately deliver to the Company all Works and copies thereof then in Consultant's possession or under Consultant's control.

            14. REMEDIES. Consultant recognizes that a breach or threatened breach by Consultant of Sections 12, 13 or 14 of this Agreement will give rise to irreparable injury to the Company and that money damages will not be adequate relief for such injury, and, accordingly, agrees that the Company shall be entitled to obtain injunctive relief, including, but not limited to, temporary restraining orders, preliminary injunctions and/or permanent injunctions, without having to post any bond or other security, to restrain or prohibit such breach or threatened breach of Sections 12, 13 or 14, in addition to any other legal remedies which may be available, including the recovery of monetary damages from Consultant.

            15. ENTIRE AGREEMENT AND AMENDMENTS. This Agreement constitutes the entire agreement of the parties and supersedes and cancels all previous written or oral agreements, understandings or representations relating to the Company's engagement of Consultant to render consulting services. This Agreement may not be amended, supplemented, or modified except by a written document signed by Consultant and the Company's CEO or his duly authorized designee.

            16. SUCCESSORS. This Agreement shall inure to the benefit of and may be enforced by the Company, its successors and assigns, and shall be binding on Consultant, Consultant's heirs, executors, administrators and other successors in interest. Consultant's rights and obligations under this Agreement are not assignable.

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            17. NOTICES. Any notices provided for under this Agreement shall be in writing and either delivered personally or sent by nationally recognized overnight courier (such as Federal Express), U.S. Express Mail, or registered or certified U.S. mail, return receipt requested, with postage prepaid, at the following respective address (or to such other or further address as a party may hereafter designate by like notice):

            If to Consultant:

                     Douglas W. Dougherty
                     9974 Parkway Drive
                     Fishers, Indiana 46038

            If to the Company:

                     Marsh Supermarkets, Inc.
                     9800 Crosspoint Boulevard
                     Indianapolis, Indiana 46256-3350
                     Attention: Chief Executive Officer

A notice delivered personally shall be deemed delivered and effective as of the date of delivery. A notice sent by overnight courier or Express Mail shall be deemed delivered and effective one (1) business day after it is deposited with the overnight courier or postal authority. A notice sent by certified or registered mail shall be deemed delivered and effective two (2) business days after it is deposited with the postal authority.

            18. NON-WAIVER. The failure of any party to insist in any one or more instances upon such performance of any of the provisions of this Agreement or to pursue its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights.

            19. GOVERNING LAW; CHOICE OF FORUM. This Agreement and the performance of the parties under this Agreement shall be construed and governed in accordance with the laws of the State of Indiana, United States, to the exclusion of the law of any other forum and notwithstanding any jurisdiction's choice-of-law rules to the contrary. Any legal action relating to this Agreement shall be commenced and maintained exclusively before any appropriate state court of record in Hamilton County, Indiana, or in the United States District Court for the Southern District of Indiana, Indianapolis Division, and the parties hereby submit to the jurisdiction and venue of such courts and waive any rights to challenge or otherwise object to personal jurisdiction or venue in any action commenced or maintained in such courts.

            20. NEGOTIATED AGREEMENT; CONSTRUCTION. This Agreement is the result of negotiations between the parties and no party shall be deemed to be the drafter of this Agreement. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either party.

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            21. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, but both of which when taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties have executed this Agreement effective as of May 20, 2005.

MARSH SUPERMARKETS, INC.                    CONSULTANT

By: /s/ Mark A. Varner                      /s/ Douglas W. Dougherty
    ----------------------------------      ------------------------------------
        Mark A. Varner                          Douglas W. Dougherty
        Acting Chief Financial Officer

Attest:

/s/ P. Lawrence Butt
--------------------------------------
P. Lawrence Butt
Secretary

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